UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2018

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

Connaught House, 1 Burlington Road
Dublin 4, Ireland
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.

Ex-99.1 Press release issued by Alkermes plc dated April 26, 2018 announcing financial results for the three months ended March 31, 2018 and updated financial expectations for the year ending December 31, 2018.

Ex-99.2 Investor presentation to be displayed by Alkermes plc on April 26, 2018.
SIGNATURE

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2018, Alkermes plc (the “Company”) announced financial results for the three months ended March 31, 2018 and updated financial expectations for the year ending December 31, 2018. A copy of the related press release is furnished hereto as Exhibit 99.1 and a copy of the investor presentation to be displayed during the Company’s conference call on April 26, 2018 discussing financial results for the three months ended March 31, 2018 is furnished hereto as Exhibit 99.2. This information, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1

Press release issued by Alkermes plc dated April 26, 2018 announcing financial results for the three months ended March 31, 2018 and updated financial expectations for the year ending December 31, 2018.

99.2	Investor presentation to be displayed by Alkermes plc on April 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: April 26, 2018	By:	/s/ James M. Frates
James M. Frates
Senior Vice President and Chief Financial Officer (Principal Financial Officer)